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                                                                      EXHIBIT 10


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the references to our firm under the caption "Experts" and to the use of our reports dated February 14, 2000 as to The Variable Annuity Life Insurance Company and February 22, 2000 as to The Variable Annuity Life Insurance Company Separate Account A in Pre-Effective Amendment No. 1 to the Registration Statement (Form N-4, No. 333-49232/811-3240) of The Variable Annuity Life Insurance Company Separate Account A.



                                            ERNST & YOUNG LLP


Houston, Texas
February 12, 2001